Matador Resources Company One Lincoln Centre • 5400 LBJ Freeway • Suite 1500 • Dallas, Texas 75240 Voice 972.371.5206 • Fax 972.371.5201 foran@matadorresources.com _____________________________________ BOARD OF DIRECTORS July 2, 2024 Dear Shareholders and Friends, Thank you to so many of you for making the time to attend or listen to our Annual Meeting of Shareholders in Dallas on June 13, 2024, which was the 40th Annual Meeting in Matador’s history. Matador’s long history of success could not be possible without the active participation of our shareholder group. We appreciated the large crowd at the meeting and the fact we had approximately 93% of the Company’s outstanding shares of common stock represented in person or by proxy at the Annual Meeting. Your continued confidence and support remain very important to us, and we were pleased that Matador’s shareholders (approximately 93% on average) voted overwhelmingly in accordance with the Board’s recommendations. As a result, (1) each of the four director nominees—William M. Byerley, Monika U. Ehrman, Kenneth L. Stewart and Susan M. Ward—were elected to the Board, (2) an advisory vote on the 2023 compensation program of Matador’s named executive officers, also known as “Say on Pay,” was approved, (3) an advisory vote on the frequency of future “Say on Pay” votes being held every year was approved and (4) KPMG was ratified as our independent registered public accounting firm for the year ending December 31, 2024. A replay of the entire Annual Meeting remains available on our website at www.matadorresources.com on the Events and Presentations page under the Investor Relations tab. During the Annual Meeting, we highlighted the progress of the Company’s recent operational and financial performance as well as provided additional details regarding the Company’s recently announced strategic bolt-on acquisition of a subsidiary of Ameredev Parent II, LLC (“Ameredev”). We are pleased to have the opportunity to acquire Ameredev, which has high-quality assets in the core of the northern Delaware Basin. On a pro forma basis following closing of the acquisition, Matador expects to have 192,000 net acres in the Delaware Basin, approximately 2,000 net locations, production of over 180,000 barrels of oil and natural gas equivalent (“BOE”) per day, proved oil and natural gas reserves of approximately 580 million BOE and an enterprise value in excess of $10 billion (see Exhibit A). We have come a long way from our modest beginnings of $270,000 in contributed capital over 40 years ago, to becoming one of the top ten producers in the Delaware Basin and the largest publicly traded E&P company in Dallas today. Ameredev Acquisition Highlights We expect the Ameredev acquisition to close late in the third quarter of 2024 with an effective date of June 1, 2024. Highlights of the Ameredev acquisition include (see Exhibit B): • An all-cash purchase price of $1.905 billion, subject to customary closing adjustments; • Acquisition of approximately 33,500 highly contiguous net acres (82% Joseph Wm. Foran Chairman & CEO Shelley F. Appel Houston, Texas Rey A. Baribault Edina, Minnesota R. Gaines Baty Dallas, Texas William M. Byerley Dallas, Texas Monika U. Ehrman Dallas, Texas James M. Howard Houston, Texas Timothy E. Parker Baltimore, Maryland Kenneth L. Stewart Dallas, Texas Susan M. Ward Houston, Texas

Shareholders and Friends July 2024 Page 2 held by production; over 99% operated) in the northern Delaware Basin as well as an approximate 19% stake in Piñon Midstream, LLC (“Piñon”), which has midstream assets in southern Lea County, New Mexico; • Estimated production in the third quarter of 2024 of 25,000 to 26,000 BOE per day (65% oil); • Adds 431 gross (371 net) operated locations (86% working interest) identified for future drilling in our core target formations, including prospective targets throughout the Wolfcamp and Bone Spring formations; • PV-10 (present value discounted at 10%)1 at May 31, 2024 of $1.46 billion on total proved oil and natural gas reserves utilizing strip pricing as of late May 2024 (see Exhibit C); and • Expands Matador’s midstream footprint and allows for increased coordination between Matador and Piñon in gathering, transporting and treating natural gas from the Ameredev properties through the acquisition of the 19% stake in Piñon. We are excited about the opportunities that this acquisition provides both operationally and financially as we expand our footprint in the northern Delaware Basin. We have challenged our operations and production teams to identify potential cost savings and opportunities for increased efficiencies that we can implement after closing the acquisition. We are confident in our team’s ability to meet this challenge just as they did in connection with the acquisition of Advance Energy last year. Importantly, we will be able to complete the Ameredev acquisition while still preserving Matador’s strong balance sheet. We expect pro forma leverage to be approximately 1.3x at closing and back below 1.0x by the middle of 2025 based upon current commodity prices, allowing us to maintain operational and financial flexibility while continuing to return value to shareholders through our fixed quarterly dividend and protecting cash flows through our appropriate commodity hedges. We expect to fund the purchase price through commitments from PNC Bank, the lead bank under our credit facility, to provide at closing (i) an increase in the elected commitment under our credit facility from $1.5 billion to $2.25 billion and (ii) a new $250 million Term Loan A under our credit facility. We are grateful for the support of PNC Bank and each of the other 18 lenders under our credit facility that will provide capital for the closing of the Ameredev acquisition. Closing Remarks The Ameredev acquisition continues our long history of using our disciplined financial approach to take advantage of strategic opportunities for profitable growth. The Board, the staff and I remain confident that the outlook for Matador is bright for years to come considering the combination of our high- quality assets in the core of the northern Delaware Basin, our financial strength and our high-quality management team and our technical staff. We expect the second quarter of 2024 to be another record quarter for Matador and look forward to sharing more on our quarterly earnings call later this month. As always, we appreciate your friendship and support very much, and we enjoy hearing from you. Each of you is invited to come see us in Dallas anytime. Visitors and shareholders are always welcome! Sincerely, Joseph Wm. Foran Chairman & CEO

Shareholders and Friends July 2024 Page 3 Footnotes 1 PV-10 is a non-GAAP financial measure, which differs from the GAAP financial measure of “Standardized Measure” because PV-10 does not include the effects of income taxes on future income. The income taxes related to the acquired properties is unknown at this time because the Company’s tax basis in such properties will not be known until the closing of the transaction and is subject to many variables. As such, the Company has not provided the Standardized Measure of the acquired properties or a reconciliation of PV-10 to Standardized Measure. Forward-Looking Statements This letter includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about the consummation and timing of the Ameredev acquisition, the anticipated benefits, opportunities and results with respect to the Ameredev acquisition, including the expected value creation, reserves additions, midstream opportunities and other anticipated impacts from the Ameredev acquisition, as well as other aspects of the transaction, guidance, projected or forecasted financial and operating results, future liquidity, leverage, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the ability of the parties to consummate the Ameredev acquisition in the anticipated timeframe or at all; risks related to the satisfaction or waiver of the conditions to closing the Ameredev acquisition in the anticipated timeframe or at all; risks related to obtaining the requisite regulatory approvals; disruption from the Ameredev acquisition making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Ameredev acquisition; the risk of litigation and/or regulatory actions related to the Ameredev acquisition, as well as the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of the Company’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on the Company’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; disruption from the Company’s acquisitions making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Company’s acquisitions; the risk of litigation and/or regulatory actions related to the Company’s acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward- looking statements are qualified in their entirety by this cautionary statement.